                                 AIM VALUE FUND


[AIM LOGO APPEARS HERE]         SEMIANNUAL REPORT                 JUNE 30, 1997

                     -----------------------------------

                                 AIM VALUE FUND

                              For shareholders

                                    who seek

 [COVER                   long-term growth of capital
  PHOTO
 APPEARS                      through a portfolio
  HERE]
                           that consists primarily of

                          stocks of companies that are

                            undervalued relative to

                          the stock market as a whole.

                     -----------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Value Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differing fees and expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Standard & Poor's 500 (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Lipper Growth Funds Index represents an average of the performance of the 30 largest growth funds. The Lipper All Equity Funds Average is an unmanaged average of the performance of all equity funds Lipper tracks. Both are compiled by Lipper Analytical Services, Inc., an independent mutual fund performance monitor.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
          ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
          ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
         ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
             INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                Dear Fellow Shareholder:

                As 1997 came to its midway point, stocks were once again in record territory. The course was not smooth; indeed, markets fluctuated widely during the first six months of the year. The popular Dow Jones Industrial Average of large-company stocks fell by nearly 10% early in the period; the Russell 2000 Index
  [PHOTO OF     of small-company stocks lost nearly 20%. Both have since
  Charles T.    recovered lost ground and set records in an impressive rally
    Bauer,      which began in May.
 Chairman of       In past reports, we have observed that market volatility has
 the Board of   become the norm rather than the exception. We suggested that
   The Fund     the 20%-30% returns of 1995 and 1996 were unlikely to continue
APPEARS HERE]   uninterrupted, and we have seen that to be true so far in 1997.
                However, we are still experiencing the longest bull market in history, now well into its seventh year.
                   For hundreds of thousands of investors, this bull market is the only investment climate they have ever known. If you have been invested in stocks only since 1990, your experience has truly been extraordinary: the S&P 500 Index--the broad-based index generally considered "the market"--had an annual return of 30% in 1991, 38% in 1995, and 23% in 1996. And not one down year.
   Of course, such returns are well above the averages for stocks. That has led mutual fund managers, financial consultants, and market experts to voice concern that some investors may not be prepared for more modest returns in line with historical averages. Although we've seen nothing but advances every year in the S&P 500 Index since 1990, it is important to remember that the market has averaged one down year out of every three since 1928.
   Not that we expect severe declines ahead. On the contrary, conditions in financial markets seem ideal for continued prosperity. But it is important to maintain realistic expectations about investment performance. Indeed, many market watchers suggest that stock performance will likely return to historic norms closer to 10% return per year than 20%. When that may happen is anyone's guess.
   That's why it's a good idea to reassess your investment goals periodically with your financial consultant. Managing your investments in changing markets can be challenging, and your financial consultant knows a few time-tested investment strategies that can help. Diversification, for example, can help you cushion the effects of volatility and reduce your risk exposure in any one type of security.
   On the following pages, your Fund's management team will discuss the market environment during the reporting period and why they are confident that the reasons for investing in the Fund remain as compelling as ever. These discussions are offered to help you better understand the relative performance of your Fund.

AIM/INVESCO MERGER FINALIZED

We are pleased to announce that the merger of A I M Management Group Inc. and INVESCO PLC was concluded on February 28, 1997. AIM is now part of one of the world's largest independent investment management groups with approximately $177 billion in assets under management. The combined company, AMVESCAP PLC, has the financial strength necessary to meet your needs in an increasingly competitive financial services environment, both in the United States and worldwide. The merger will not result in any change of portfolio management or investment style of your AIM Fund.
   We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463. We also invite you to visit AIM's Internet Web site at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER
Charles T. Bauer
Chairman

                     ----------------------------------

                               It is important

                     to maintain realistic expectations

                        about investment performance.

                     ----------------------------------

The Managers' Overview

FUND PRODUCES SOLID SIX-MONTH RETURNS,
FINDING VALUE-ORIENTED STOCKS IN LOFTY MARKET

A roundtable discussion with the Fund management team for AIM Value Fund for the six-month period ended June 30, 1997.

--------------------------------------------------------------------------------

Q: THE TUMULTUOUS MARKET CREATED A TROUBLESOME ENVIRONMENT FOR STOCK FUNDS. HOW
   DID AIM VALUE FUND PERFORM DURING THE REPORTING PERIOD?

A: We are pleased to report that the Fund's total return for the six months ended June 30 was 16.12% for Class A shares and 15.66% for Class B shares, compared to the 15.40% return posted by the Lipper Growth Funds Index for the period. Net assets in the Fund grew from $9.98 billion to $12.14 billion.
        The Fund performed particularly well during the second quarter of the year. For the three months ended June 30, total return was 17.90% for A shares and 17.66% for B shares, besting the 17.44% performance of the S&P 500 during that quarter.

================================================================================
GROWTH OF NET ASSETS
--------------------------------------------------------------------------------
             $12.14
             billion

$9.98
billion

12/31/96   6/30/97
================================================================================

================================================================================
A STRONG SIX MONTHS
--------------------------------------------------------------------------------
Total return 12/31/96 - 6/30/97

 16.12%

          15.66%

                      15.40%

                                  11.85%

  AIM        AIM      Lipper      Lipper
 Value      Value     Growth    All Equity
 Fund       Fund      Funds       Funds
Class A    Class B    Index      Average
================================================================================

Q: WHAT WERE THE MARKET CONDITIONS DURING THE FIRST HALF OF 1997?

A: The stock market continued to confound predictions, rising more than anyone had anticipated. As 1996 closed, many observers were cautioning investors about inflated expectations of double-digit returns for a third year in a row. Yet just six months into 1997, both the S&P 500 and the narrower Dow Jones Industrial Average were up more than 20%. There was a near correction from mid-March to mid-April, when the Dow lost 9.8% of its value, but the markets recovered swiftly and completely.

Q: HOW DID YOU MANAGE THE FUND IN SUCH A VOLATILE MARKET?

A: We took advantage of the spring selloff to add to our favorite holdings while prices were down. The Fund was fully invested as the reporting period closed, with less than 1% of net assets in cash. This compares to about 12% cash at the end of 1996.
        We were able to find some stocks with relatively good valuations, consistent earnings, and less sensitivity to the overall U.S. economy. These included selected financial firms and companies in the pharmaceutical and health-care industries. A number are firms that draw a significant portion of their revenue and earnings from faster-growth markets outside the U.S.

Q: WHY ARE YOU FOCUSED ON COMPANIES THAT ARE LESS SENSITIVE TO DOMESTIC
   ECONOMIC PERFORMANCE?

A: When we look at the individual companies we follow, the best bargains we could find were in those defensive areas because the markets aren't pricing much risk of an economic slowdown into equities.
        Seven years into an economic expansion, it seems intuitive to assume the economy could cool, either naturally or because the Federal Reserve Board nudges it into a slowdown. Fed Chairman Alan Greenspan has repeatedly made clear that he would encourage the economy to cool off by raising rates at the first sign of serious inflation. It simply hasn't happened yet.

Q: WHAT IS YOUR OPINION OF THE FINANCIAL SECTOR?

A: In an environment where we are concerned about a growing consumer debt burden and possible credit problems, our holdings tend to be in insurance, mortgage agencies, and, to a lesser extent, banks. Insurance has been an area of particular focus because valuations there have not risen as much as growth rates for many insurers might warrant.
        For example, we increased our holdings of American International Group, Inc., (AIG) the largest property/casualty insurer in the U.S. AIG operates worldwide, receiving about 50% of revenues from overseas, including Eastern Europe, where it is expanding operations. In May the company declared a three-for-two stock split.
        We also own some of the big moneycenter banks, including Bank America, Chase Manhattan, and Citicorp. These firms operate in the global economy, insulated

                       ----------------------------------

                            We took advantage of the

                            spring selloff to add to

                       our favorite holdings while prices

                                   were down.

                       ----------------------------------



           See important Fund & index disclosures inside front cover.

PORTFOLIO COMPOSITION

As of 6/30/97, based on total net assets

==========================================================================================================
TOP 10 COMMON STOCK HOLDINGS                                       TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------
 1.     WorldCom, Inc.                         5.54%        1.     Insurance (Multi-Line Property)   12.77%

 2.     Columbia/HCA Healthcare Corp.          4.21         2.     Medical (Drugs)                   9.59

 3.     Baxter International Inc.              4.13         3.     Medical (Patient Services)        8.43

 4.     American International Group, Inc.     4.06         4.     Banking                           7.80

 5.     Federal National Mortgage Association  3.59         5.     Banking (Money Center)            7.27

 6.     Allstate Corp. (The)                   3.13         6.     Telephone                         6.01

 7.     Philip Morris Companies, Inc.          3.07         7.     Tobacco                           5.19

 8.     Bristol-Myers Squibb Co.               3.00         8.     Finance (Consumer Credit)         5.18

 9.     Citicorp                               2.98         9.     Medical Instruments/Products      5.06

10.     BankAmerica Corp.                      2.98        10.     Computer Mainframes               2.97

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
==========================================================================================================

   somewhat from any potential turn in the domestic business cycle. Many of these stocks have been selling at relatively low price/earnings ratios compared to a number of stocks of other large, nonfinancial companies. Holdings of money-center banks represented 7.27% of the portfolio at the close of the reporting period.

Q: AND WHAT KINDS OF OPPORTUNITIES DID YOU FIND IN HEALTH-CARE STOCKS?

A: The portfolio is diversified among drugs, medical products, and patient services.
        We found some good values among patient-care providers, especially in physician practice management firms and HMOs. Both groups are pressured by the stress on controlling health-care costs and by concern about changes in Medicare reimbursement. We believe patient-care providers offer an excellent long-term opportunity, and such stocks composed 8.43% of the portfolio as of June 30, 1997.
        Pharmaceutical companies represented more than 9% of the portfolio as the reporting period closed. The pharmaceutical companies in the portfolio tend to be very well-known names, among them Bristol-Myers Squibb, SmithKline Beecham, and Novartis. These companies are bringing a steady stream of new products to market and reporting very healthy earnings growth at prices we find reasonable.

Q: WHAT OTHER AREAS DID YOU EMPHASIZE IN THE FUND?

A: We still consider the long-term prospects of the technology sector excellent.
   We are treading carefully in this area, as it is a very competitive business and valuations of tech stocks tend to be volatile and often driven by psychology. We have focused on PC and hardware areas, with such holdings as Dell and Compaq, which have performed very well for us.

Q: WHAT IS YOUR APPROACH TO INVESTING IN FOREIGN MARKETS?

A: As with domestic stocks in the portfolio, the emphasis is on well-established, global companies that make sense in terms of our value yardsticks. Approximately 17% of net assets were invested outside the United States as the reporting period closed, about the same percentage as six and 12 months ago. Our foreign holdings are mainly European and reflect the corporate consolidation and restructuring that has begun to produce improved efficiencies and profits there.

Q: HAS IT BEEN DIFFICULT TO FIND STOCKS THAT MEET YOUR VALUE CRITERIA?

A: The market consists of many individual stocks, and we continue to find investments that meet our guidelines. We had 130 holdings in the portfolio at the close of the reporting period, which represents considerable portfolio diversification, a prime tool for dealing with market volatility in AIM's view.

Q: WHAT IS YOUR MARKET OUTLOOK?

A: In the U.S., a climate of confidence prevailed at the close of the reporting period. The Federal Reserve Board held interest rates steady when it met in May, and again in July after the reporting period ended. During the second quarter of 1997, economic growth slowed significantly, to an annualized 2.2% rate, but there are no signs of a serious downturn. And corporate earnings continue to outstrip analysts' forecasts.
        However, more and more market participants are voicing worry about the exceptional rise in stock valuations during the past two and one-half years. The New York Times has called this "a market oblivious to gravity." Some caution seems advisable.
        We will continue to focus on the areas where we find opportunities; right now that is in stocks not very sensitive to the overall economy. We are not predicting a downturn, though one seems inevitable. We are simply going where the earnings growth and valuations lead us.

                     ----------------------------------------

                              Our foreign holdings

                             are mainly European and

                     reflect the corporate consolidation and

                          restructuring that  has begun

                        to produce improved efficiencies

                               and profits there.

                     ----------------------------------------

           See important Fund & index disclosures inside front cover.

Long-Term Performance

AIM Value Fund vs. Benchmark Indexes

The chart compares your Fund to benchmark indexes. It is important to understand differences between your Fund and these indexes. An index measures the performance of a hypothetical portfolio. A market index, such as the S&P 500, is not managed; therefore there are no sales charges, expenses, or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.

Growth of a $10,000 Investment

6/30/87 - 6/30/97
(In thousands)

--------------------------------------------------------------------------------
                AIM Value Fund      S&P 500           Lipper Growth
                   $49,493          $39,075              $33,647
--------------------------------------------------------------------------------
6/30/87              9,450          10,000                10,000
6/88                 9,753           9,305                 9,537
6/89                11,736          11,207                11,226
6/90                15,128          13,044                12,707
6/91                15,562          14,008                13,367
6/92                19,243          15,879                15,217
6/93                24,710          18,034                17,737
6/94                25,967          18,292                18,037
6/95                33,918          23,047                22,209
6/96                39,174          29,023                26,795
6/97                49,493          39,075                33,647
================================================================================

================================================================================
AVERAGE ANNUAL TOTAL RETURN

As of 6/30/97, including sales charges

CLASS A SHARES

 1 Year                        19.39%
 5 Years                       19.44
10 Years                       17.34

CLASS B SHARES

 1 Year                        20.29%
Inception (10/18/93)           16.45

================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--. Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

SCHEDULE OF INVESTMENTS

June 30, 1997
(Unaudited)

                                                    MARKET
                                    SHARES           VALUE
DOMESTIC COMMON STOCKS-81.06%

AEROSPACE/DEFENSE-0.04%

Boeing Co. (The)                       90,400   $     4,796,850
---------------------------------------------------------------

AIRLINES-0.30%

AMR Corp.(a)                          400,000        37,000,000
---------------------------------------------------------------

BANKING-1.24%

BankBoston Corp.                      500,000        36,031,250
---------------------------------------------------------------
First American Corp.                  783,800        30,078,325
---------------------------------------------------------------
Summit Bancorp                         99,100         4,967,387
---------------------------------------------------------------
Union Planters Corp.                  791,000        41,033,125
---------------------------------------------------------------
U.S. Bancorp                          600,000        38,475,000
---------------------------------------------------------------
                                                    150,585,087
---------------------------------------------------------------

BANKING (MONEY CENTER)-6.76%

BankAmerica Corp.                   5,600,000       361,550,000
---------------------------------------------------------------
Chase Manhattan Corp.               1,000,000        97,062,500
---------------------------------------------------------------
Citicorp                            3,000,000       361,687,500
---------------------------------------------------------------
                                                    820,300,000
---------------------------------------------------------------

BIOTECHNOLOGY-1.13%

Amgen, Inc.(b)                        900,000        52,312,500
---------------------------------------------------------------
Biogen, Inc.(a)                     2,500,700        84,711,213
---------------------------------------------------------------
                                                    137,023,713
---------------------------------------------------------------

CHEMICALS-0.26%

Monsanto Co.                          726,000        31,263,375
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.21%

IMC Global, Inc.                      742,100        25,973,500
---------------------------------------------------------------

COMPUTER MAINFRAMES-2.97%

International Business Machines
  Corp.                             4,000,000       360,750,000
---------------------------------------------------------------

COMPUTER MINI/PCS-2.28%

Compaq Computer Corp.(a)            1,000,000        99,250,000
---------------------------------------------------------------
Dell Computer Corp.(a)(b)             400,000        46,975,000
---------------------------------------------------------------
Sun Microsystems, Inc.(a)(b)        3,500,000       130,265,625
---------------------------------------------------------------
                                                    276,490,625
---------------------------------------------------------------

COMPUTER NETWORKING-0.80%

Comverse Technology, Inc.(a)          576,100        29,957,200
---------------------------------------------------------------
3Com Corp.(a)                       1,500,000        67,500,000
---------------------------------------------------------------
                                                     97,457,200
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
COMPUTER PERIPHERALS-0.23%

Seagate Technology, Inc.(a)           350,500   $    12,333,219
---------------------------------------------------------------
Western Digital Corp.(a)              501,900        15,872,587
---------------------------------------------------------------
                                                     28,205,806
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-1.98%

American Management Systems,
  Inc.(a)                           1,665,500        44,552,125
---------------------------------------------------------------
Computer Associates
  International, Inc.               2,500,000       139,218,750
---------------------------------------------------------------
Compuware Corp.(a)                    300,000        14,325,000
---------------------------------------------------------------
National Data Corp.                   300,000        12,993,750
---------------------------------------------------------------
Network General Corp.(a)              151,700         2,256,538
---------------------------------------------------------------
Wallace Computer Services, Inc.       884,000        26,575,250
---------------------------------------------------------------
                                                    239,921,413
---------------------------------------------------------------

CONGLOMERATES-0.92%

Corning Inc.                        1,101,000        61,243,125
---------------------------------------------------------------
Loews Corp.                           500,000        50,062,500
---------------------------------------------------------------
                                                    111,305,625
---------------------------------------------------------------

ELECTRIC POWER-1.07%

Allegheny Power System, Inc.        1,500,000        40,031,250
---------------------------------------------------------------
American Electric Power Co.         1,800,000        75,600,000
---------------------------------------------------------------
DQE, Inc.                             500,000        14,125,000
---------------------------------------------------------------
                                                    129,756,250
---------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.07%

Symbol Technologies, Inc.             242,200         8,143,975
---------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-2.16%

Merrill Lynch & Co., Inc.           4,400,000       262,350,000
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-5.18%

Federal Home Loan Mortgage Corp.    2,500,000        85,937,500
---------------------------------------------------------------
Federal National Mortgage
  Association                      10,000,000       436,250,000
---------------------------------------------------------------
Student Loan Marketing
  Association                         835,900       106,159,300
---------------------------------------------------------------
                                                    628,346,800
---------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-0.76%

Great Western Financial Corp.         259,200        13,932,000
---------------------------------------------------------------
Washington Mutual, Inc.             1,302,000        77,794,500
---------------------------------------------------------------
                                                     91,726,500
---------------------------------------------------------------

FOOD/PROCESSING-1.30%

Interstate Bakeries Corp.             690,000        40,925,625
---------------------------------------------------------------
Nabisco Holdings Corp.-Class A      2,930,700       116,861,663
---------------------------------------------------------------
                                                    157,787,288
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
FUNERAL SERVICES-1.79%

Service Corp. International         4,600,000   $   151,225,000
---------------------------------------------------------------
Stewart Enterprises, Inc.-
  Class A                           1,583,600        66,511,200
---------------------------------------------------------------
                                                    217,736,200
---------------------------------------------------------------

GAS DISTRIBUTION-0.08%

NorAm Energy Corp.                    641,200         9,778,300
---------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.92%

Conseco Inc.                          767,800        28,408,600
---------------------------------------------------------------
Provident Companies, Inc.           1,000,000        53,500,000
---------------------------------------------------------------
ReliaStar Financial Corp.             400,000        29,250,000
---------------------------------------------------------------
                                                    111,158,600
---------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-12.64%

Ace, Ltd.                           1,213,400        89,639,925
---------------------------------------------------------------
Aetna Inc.                            929,700        95,178,038
---------------------------------------------------------------
Allstate Corp.                      5,200,000       379,600,000
---------------------------------------------------------------
American International Group,
  Inc.                              3,300,000       492,937,500
---------------------------------------------------------------
Chubb Corp.                           300,000        20,062,500
---------------------------------------------------------------
CIGNA Corp.                           434,500        77,123,750
---------------------------------------------------------------
Exel Ltd.                           2,000,000       105,500,000
---------------------------------------------------------------
Hartford Financial Services
  Group Inc. (The)                  1,450,000       119,987,500
---------------------------------------------------------------
MBIA, Inc.                            516,300        58,245,094
---------------------------------------------------------------
Progressive Corp.                     700,000        60,900,000
---------------------------------------------------------------
Transatlantic Holdings, Inc.          300,000        29,775,000
---------------------------------------------------------------
Travelers Property Casualty
  Corp.-Class A                       117,800         4,697,275
---------------------------------------------------------------
                                                  1,533,646,582
---------------------------------------------------------------

LEISURE & RECREATION-1.25%

Callaway Golf Co.                     800,000        28,400,000
---------------------------------------------------------------
Carnival Corp.-Class A              3,000,000       123,750,000
---------------------------------------------------------------
                                                    152,150,000
---------------------------------------------------------------

MEDICAL (DRUGS)-4.03%

American Home Products Corp.        1,000,000        76,500,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.            4,500,000       364,500,000
---------------------------------------------------------------
ICN Pharmaceuticals, Inc.           1,660,035        47,622,254
---------------------------------------------------------------
                                                    488,622,254
---------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-8.43%

Columbia/HCA Healthcare Corp.      13,000,000       511,062,500
---------------------------------------------------------------
Health Care and Retirement
  Corp.(a)                          1,065,600        35,564,400
---------------------------------------------------------------
MedPartners, Inc.(a)                9,044,000       195,576,500
---------------------------------------------------------------
PhyCor, Inc.(a)                       511,200        17,604,450
---------------------------------------------------------------
Quorum Health Group, Inc.(a)          600,000        21,450,000
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
MEDICAL (PATIENT SERVICES)-(CONTINUED)

Tenet Healthcare Corp.(a)           5,000,000   $   147,812,500
---------------------------------------------------------------
United Healthcare Corp.             1,800,000        93,600,000
---------------------------------------------------------------
                                                  1,022,670,350
---------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-5.06%

Baxter International Inc.           9,600,000       501,600,000
---------------------------------------------------------------
Boston Scientific Corp.(a)            840,000        51,607,500
---------------------------------------------------------------
Hillenbrand Industries, Inc.          600,000        28,500,000
---------------------------------------------------------------
Sybron International Corp.(a)         800,000        31,900,000
---------------------------------------------------------------
                                                    613,607,500
---------------------------------------------------------------

NATURAL GAS PIPELINE-1.00%

El Paso Natural Gas Co.             1,932,900       106,309,500
---------------------------------------------------------------
Williams Companies, Inc. (The)        351,500        15,378,125
---------------------------------------------------------------
                                                    121,687,625
---------------------------------------------------------------

OIL & GAS (REFINING/MARKETING)-0.49%

Tosco Corp.                         2,000,021        59,875,629
---------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-2.29%

Baker Hughes, Inc.                  2,500,000        96,718,750
---------------------------------------------------------------
BJ Services Co.(a)                  1,000,000        53,625,000
---------------------------------------------------------------
Cooper Cameron Corp.(a)             1,000,000        46,750,000
---------------------------------------------------------------
Noble Drilling Corp.(a)             2,000,000        45,125,000
---------------------------------------------------------------
Tidewater, Inc.                       800,000        35,200,000
---------------------------------------------------------------
                                                    277,418,750
---------------------------------------------------------------

RETAIL (FOOD & DRUG)-0.42%

Kroger Co.(a)                       1,761,300        51,077,700
---------------------------------------------------------------

RETAIL (STORES)-0.48%

Dayton Hudson Corp.                 1,100,000        58,506,250
---------------------------------------------------------------

SEMICONDUCTORS-0.99%

Intel Corp.                           500,000        70,906,250
---------------------------------------------------------------
National Semiconductor Corp.(a)     1,600,000        49,000,000
---------------------------------------------------------------
                                                    119,906,250
---------------------------------------------------------------

TELECOMMUNICATIONS-0.59%

Lucent Technologies, Inc.           1,000,000        72,062,500
---------------------------------------------------------------

TELEPHONE-5.75%

Cincinnati Bell, Inc.                 800,000        25,200,000
---------------------------------------------------------------
WorldCom, Inc.(a)                  21,000,093       672,002,975
---------------------------------------------------------------
                                                    697,202,975
---------------------------------------------------------------

TOBACCO-5.19%

DIMON, Inc.                         1,000,000        26,500,000
---------------------------------------------------------------
Philip Morris Companies, Inc.       8,400,000       372,750,000
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

TOBACCO-(CONTINUED)

RJR Nabisco Holdings Corp.          7,000,000   $   231,000,000
---------------------------------------------------------------
                                                    630,250,000
---------------------------------------------------------------
    Total Domestic Common Stocks                  9,836,541,472
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-17.58%

AUSTRALIA-0.43%

Westpac Banking Corp., Ltd.
  (Banking)                         8,649,037        52,095,978
---------------------------------------------------------------

BRAZIL-0.61%

Uniao de Bancos Brasileiro
  S.A.-GDR (Banking)(a)             2,000,000        74,250,000
---------------------------------------------------------------

CANADA-3.91%

Bank of Montreal (Banking)          1,600,000        62,449,763
---------------------------------------------------------------
Canadian National Railway Co.
  (Railroads)                       1,400,000        61,250,000
---------------------------------------------------------------
CanWest Global Communications
  Corp.
  (Advertising/Broadcasting)          169,100         2,504,794
---------------------------------------------------------------
Newbridge Networks Corp.
  (Computer Networking)(a)          1,100,000        47,850,000
---------------------------------------------------------------
Potash Corp. of Saskatchewan
  Inc. (Fertilizers)                  377,300        28,321,081
---------------------------------------------------------------
Royal Bank of Canada (Banking)      6,000,000       271,769,434
---------------------------------------------------------------
                                                    474,145,072
---------------------------------------------------------------

DENMARK-0.29%

Novo Nordisk A/S (Medical-Drugs)      321,000        35,001,130
---------------------------------------------------------------

FINLAND-0.61%

Nokia Oy A.B.-Class A-ADR
  (Telecommunications)              1,000,000        73,750,000
---------------------------------------------------------------

GERMANY-0.44%

Bayerische Hypotheken-und
  Wechsel-Bank A.G. (Banking)       1,800,000        53,821,455
---------------------------------------------------------------

HONG KONG-0.50%

HSBC Holdings PLC (Banking)         2,000,000        60,149,987
---------------------------------------------------------------

ITALY-1.16%

Credito Italiano S.p.A.
  (Banking)                        30,000,000        54,843,284
---------------------------------------------------------------
Istituto Mobiliare Italiano
  S.p.A. (Banking)                  5,000,000        44,752,496
---------------------------------------------------------------
Telecom Italia S.p.A.
  (Telephone)                      12,743,350        40,901,507
---------------------------------------------------------------
                                                    140,497,287
---------------------------------------------------------------

MALAYSIA-0.02%

Malayan Banking Berhad (Banking)      272,000         2,855,784
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
NETHERLANDS-0.40%

VNU-Verenigde Nederlandse
  Uitgeversbedrijven Verenigd
  Bezit (Publishing)                2,000,000   $    44,220,286
---------------------------------------------------------------
Wolters Kluwer N.V. (Publishing)       40,000         4,870,345
---------------------------------------------------------------
                                                     49,090,631
---------------------------------------------------------------

NORWAY-0.13%

Storebrand A.S.A.
  (Insurance-Multi-Line
  Property)(a)                      2,655,250        15,831,800
---------------------------------------------------------------

PHILIPPINES-0.18%

C & P Homes, Inc. (Home
  Building)                        10,050,000         3,772,179
---------------------------------------------------------------
Filinvest Land Inc. (Home
  Building)(a)                     19,833,000         4,962,762
---------------------------------------------------------------
Metro Pacific Corp. (Real
  Estate)                          58,708,000        12,687,125
---------------------------------------------------------------
                                                     21,422,066
---------------------------------------------------------------

SPAIN-0.05%

Banco Popular Espanol S.A.
  (Banking)                            26,488         6,489,425
---------------------------------------------------------------

SWEDEN-2.13%

Nordbanken A.B. (Banking)           1,900,000        64,107,039
---------------------------------------------------------------
Sparbanken Sverige A.B.-Class A
  (Banking)                         5,000,000       111,175,748
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR
  (Telecommunications)              2,000,000        78,750,000
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-Class B
  (Telecommunications)                100,000         3,936,397
---------------------------------------------------------------
                                                    257,969,184
---------------------------------------------------------------

SWITZERLAND-2.63%

Novartis A.G. (Medical-Drugs)(a)      200,010       319,742,014
---------------------------------------------------------------

UNITED KINGDOM-4.09%

Granada Group PLC (Leisure &
  Recreation)                       5,769,250        75,899,554
---------------------------------------------------------------
Ladbroke Group PLC (Hotels &
  Motels)                           6,750,000        26,415,839
---------------------------------------------------------------
Railtrack Group PLC (Railroads)     3,500,000        36,457,605
---------------------------------------------------------------
Reed International PLC
  (Publishing)                      2,275,800        22,057,173
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Medical-Drugs)                   3,500,000       320,687,500
---------------------------------------------------------------
Standard Chartered PLC
  (Finance-Asset Management)          960,100        14,645,517
---------------------------------------------------------------
                                                    496,163,188
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                            2,133,275,001
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

DOMESTIC PREFERRED STOCKS-0.37%

INSURANCE (LIFE & HEALTH)-0.11%

Conseco Inc.-$4.278 Conv. PRIDES      105,000   $    13,623,750
---------------------------------------------------------------

TELEPHONE-0.26%

WorldCom, Inc.-$2.68 Conv.
  Preferred                           283,100        31,919,525
---------------------------------------------------------------
    Total Preferred Stocks                           45,543,275
---------------------------------------------------------------

                                   PRINCIPAL        MARKET
                                    AMOUNT           VALUE

REPURCHASE AGREEMENT-0.41%(c)

Smith Barney Inc., 5.60%,
  07/01/97(d)                     $49,328,160   $    49,328,160
---------------------------------------------------------------
TOTAL INVESTMENTS-99.42%                         12,064,687,908
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.58%                                  70,373,088
---------------------------------------------------------------
NET ASSETS-100.00%                              $12,135,060,996
===============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) A portion of these securities are subject to call options written. See Note
    8.

(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.

(d) Joint repurchase agreement entered into 06/30/97 with a maturing value of $150,023,333. Collateralized by $147,768,000 U.S. Government obligations, 0% to 7.875% due 07/24/97 to 11/15/07 with an aggregate market value at 06/30/97 of $153,000,411.

Investment Abbreviations:

ADR    - American Depository Receipt
Conv.  - Convertible
GDR    - Global Depository Receipt
PRIDES - Preferred Redemption Increased Dividend Equity Security

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1997
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $9,698,130,431)                          $12,064,687,908
----------------------------------------------------------
Foreign currencies, at value (cost
  $42,141,166)                                  42,171,660
----------------------------------------------------------
Receivables for:
  Investments sold                             103,979,884
----------------------------------------------------------
  Fund shares sold                              27,869,406
----------------------------------------------------------
  Dividends and interest                        18,107,370
----------------------------------------------------------
Investment for deferred compensation plan           63,015
----------------------------------------------------------
Other assets                                       132,230
----------------------------------------------------------
    Total assets                            12,257,011,473
----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         84,139,105
----------------------------------------------------------
  Fund shares reacquired                        14,925,550
----------------------------------------------------------
  Options written                                3,150,000
----------------------------------------------------------
  Deferred compensation plan                        63,015
----------------------------------------------------------
Accrued advisory fees                            5,958,974
----------------------------------------------------------
Accrued administrative service fees                 19,683
----------------------------------------------------------
Accrued distribution fees                       10,101,962
----------------------------------------------------------
Accrued transfer agent fees                      2,170,332
----------------------------------------------------------
Accrued trustees' fees                              14,896
----------------------------------------------------------
Accrued operating expenses                       1,406,960
----------------------------------------------------------
    Total liabilities                          121,950,477
----------------------------------------------------------
Net assets applicable to shares
  outstanding                              $12,135,060,996
==========================================================

NET ASSETS:

Class A                                    $ 6,106,845,473
==========================================================
Class B                                    $ 6,028,215,523
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        180,406,786
==========================================================
Class B                                        180,195,284
==========================================================
Class A:

  Net asset value and redemption price
    per share                              $         33.85
==========================================================
  Offering price per share:
    (Net asset value of $33.85 divided
    by 94.50%)                             $         35.82
==========================================================
Class B:

  Net asset value and offering price per
    share                                  $         33.45
==========================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1997
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of $3,936,980 foreign
  withholding tax)                          $   85,648,474
----------------------------------------------------------
Interest                                        11,378,266
----------------------------------------------------------
    Total investment income                     97,026,740
----------------------------------------------------------

EXPENSES:

Advisory fees                                   33,532,444
----------------------------------------------------------
Custodian fees                                     825,291
----------------------------------------------------------
Distribution fees -- Class A                     6,788,326
----------------------------------------------------------
Distribution fees -- Class B                    26,290,331
----------------------------------------------------------
Administrative service fees                        116,866
----------------------------------------------------------
Trustees' fees                                      28,516
----------------------------------------------------------
Transfer agent fees -- Class A                   4,031,764
----------------------------------------------------------
Transfer agent fees -- Class B                   5,418,297
----------------------------------------------------------
Other                                            1,331,074
----------------------------------------------------------
    Total expenses                              78,362,909
----------------------------------------------------------
Less: Fees waived by advisor                    (1,088,146)
----------------------------------------------------------
    Expenses paid indirectly                      (101,753)
----------------------------------------------------------
    Net expenses                                77,173,010
----------------------------------------------------------
Net investment income                           19,853,730
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                        602,108,261
----------------------------------------------------------
  Foreign currencies                               467,630
----------------------------------------------------------
  Option contracts                              11,157,149
----------------------------------------------------------
                                               613,733,040
----------------------------------------------------------
Unrealized appreciation of:
  Investment securities                        998,079,056
----------------------------------------------------------
  Foreign currencies                               551,976
----------------------------------------------------------
  Option contracts                               7,334,211
----------------------------------------------------------
                                             1,005,965,243
----------------------------------------------------------
Net gain from investment securities,
  foreign currencies and option contracts    1,619,698,283
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $1,639,552,013
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND THE YEAR ENDED DECEMBER 31, 1996 (UNAUDITED)

                                                                 JUNE 30,           DECEMBER 31,
                                                                   1997                 1996
                                                              ---------------      --------------
OPERATIONS:

  Net investment income                                       $    19,853,730      $  103,535,521
-------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                      613,733,040         379,159,846
-------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                             1,005,965,243         687,919,898
-------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        1,639,552,013       1,170,615,265
-------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                  --         (68,036,562)
-------------------------------------------------------------------------------------------------
  Class B                                                                  --         (33,169,539)
-------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                  --        (182,879,810)
-------------------------------------------------------------------------------------------------
  Class B                                                                  --        (175,428,877)
-------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         166,123,588       1,320,636,081
-------------------------------------------------------------------------------------------------
  Class B                                                         353,391,085       1,674,774,506
-------------------------------------------------------------------------------------------------
    Net increase in net assets                                  2,159,066,686       3,706,511,064
-------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           9,975,994,310       6,269,483,246
-------------------------------------------------------------------------------------------------
  End of period                                               $12,135,060,996      $9,975,994,310
=================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 9,049,738,525      $8,530,223,852
-------------------------------------------------------------------------------------------------
  Undistributed net investment income                              26,793,756           6,940,026
-------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign
    currencies, futures and option contracts                      689,921,641          76,188,601
-------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                             2,368,607,074       1,362,641,831
-------------------------------------------------------------------------------------------------
                                                              $12,135,060,996      $9,975,994,310
=================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Forward Currency Contracts -- A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
E. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contract may not correlate with changes in the value of the Fund's portfolio being hedged.
F. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
G. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
H. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver of fees is entirely voluntary and the Board of Trustees would be advised of any decision by AIM to discontinue the waiver. During the six months ended June 30, 1997, AIM voluntarily waived advisory fees in the amount of $1,088,146.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1997, AIM was reimbursed $116,866 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the six months ended June 30, 1997, AFS was paid $5,341,507 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the six months ended June 30, 1997, the Class A shares and the Class B shares paid AIM Distributors $6,788,326 and $26,290,331, respectively, as compensation pursuant to the Plans.
  AIM Distributors received commissions of $2,199,699 from sales of the Class A shares of the Fund during the six months ended June 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1997, AIM Distributors received $1,023,454 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the six months ended June 30, 1997, the Fund paid legal fees of $17,372 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund. For the six months ended June 30, 1997, the Fund's expenses were reduced by $5,108 and the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $70,222 and $26,423, respectively, under expense offset arrangements. The effect of the above arrangements resulted in reductions of the Fund's total expenses of $101,753 during the six months ended June 30, 1997.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. During the six months ended June 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% of the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1997 was $7,953,271,000 and $6,235,372,022, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of June 30, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $2,417,511,347
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (52,304,809)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $2,365,206,538
==========================================================

Cost of investments for tax purposes is $9,699,481,370.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 1997 and the year ended December 31, 1996 were as follows:

                                                                      JUNE 30,                     DECEMBER 31,
                                                                        1997                           1996
                                                             ---------------------------   ----------------------------
                                                               SHARES          VALUE         SHARES          VALUE
                                                             -----------   -------------   -----------   --------------
Sold:
 Class A                                                      28,544,053   $ 870,710,599    83,369,308   $2,309,759,146
------------------------------------------------------------ -----------   -------------   -----------   --------------
 Class B                                                      22,357,454     677,437,771    73,576,913    2,011,544,498
------------------------------------------------------------ -----------   -------------   -----------   --------------
Issued as reinvestment of dividends:
 Class A                                                              --              --     8,503,122      239,780,446
------------------------------------------------------------ -----------   -------------   -----------   --------------
 Class B                                                              --              --     7,058,251      197,560,616
------------------------------------------------------------ -----------   -------------   -----------   --------------
Reacquired:
 Class A                                                     (23,117,118)   (704,587,011)  (44,030,263)  (1,228,903,511)
------------------------------------------------------------ -----------     -----------   -----------   --------------
 Class B                                                     (10,758,566)   (324,046,686)  (19,368,345)    (534,330,608)
------------------------------------------------------------ -----------     -----------   -----------   --------------
                                                              17,025,823   $ 519,514,673   109,108,986   $2,995,410,587
============================================================ ===========   =============   ===========   ==============

NOTE 8-OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended June 30, 1997 are summarized as follows:

                                                                   OPTION CONTRACTS
                                                              --------------------------
                                                              NUMBER OF       PREMIUMS
                                                              CONTRACTS       RECEIVED
                                                              ---------       --------
Beginning of period                                            100,123      $ 31,917,627
----------------------------------------------------------------------------------------
Written                                                         50,965        24,296,675
----------------------------------------------------------------------------------------
Closed                                                         (36,950)      (15,128,246)
----------------------------------------------------------------------------------------
Exercised                                                      (89,912)      (28,861,577)
----------------------------------------------------------------------------------------
Expired                                                        (12,726)       (6,654,104)
----------------------------------------------------------------------------------------
End of period                                                   11,500      $  5,570,375
========================================================================================

Open call option contracts written at June 30, 1997 were as follows:

                                                                                                       JUNE 30,
                                                                           NUMBER                        1997
                                                    CONTRACT    STRIKE       OF         PREMIUM         MARKET        UNREALIZED
                      ISSUE                          MONTH      PRICE     CONTRACTS     RECEIVED        VALUE        APPRECIATION
                      -----                         --------    ------    ---------    ----------    ------------    ------------
Amgen, Inc.                                          Jul.         65        5,000      $1,734,942     $   93,750      $1,641,192
Dell Computer Corp.                                  Aug.        115        1,500       1,887,686      1,650,000         237,686
Sun Microsystems, Inc.                               Jul.         35        5,000       1,947,747      1,406,250         541,497
---------------------------------------------------------------------------------------------------------------------------------
                                                                           11,500      $5,570,375     $3,150,000      $2,420,375
=================================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a Class A share outstanding during the six months ended June 30, 1997, each of the years in the nine-year period ended December 31, 1996 and for a Class B share outstanding during the six months ended June 30, 1997, each of the years in the three-year period ended December 31, 1996 and the period October 18, 1993 (date sales commenced) through December 31, 1993.

                                                                                   DECEMBER 31,
                                        JUNE 30,      ----------------------------------------------------------------------
                                          1997            1996            1995            1994          1993        1992(a)
                                      ------------    ------------    ------------    ------------    ---------    ---------
CLASS A:
Net asset value, beginning of
 period                               $      29.15    $      26.81    $      21.14    $      20.82    $   18.24    $   17.55
----------------------------------    ------------    ------------    ------------    ------------    ---------    ---------
Income from investment operations:
 Net investment income                        0.11            0.43(b)         0.14            0.16         0.04         0.12
----------------------------------    ------------    ------------    ------------    ------------    ---------    ---------
 Net gains on securities (both
   realized and unrealized)                   4.59            3.42            7.21            0.52         3.34         2.68
----------------------------------    ------------    ------------    ------------    ------------    ---------    ---------
   Total from investment
     operations                               4.70            3.85            7.35            0.68         3.38         2.80
----------------------------------    ------------    ------------    ------------    ------------    ---------    ---------
Less distributions:
 Dividends from net investment
   income                                       --           (0.41)          (0.09)          (0.16)       (0.03)       (0.12)
----------------------------------    ------------    ------------    ------------    ------------    ---------    ---------
 Distributions from net realized
   capital gains                                --           (1.10)          (1.59)          (0.20)       (0.77)       (1.99)
----------------------------------    ------------    ------------    ------------    ------------    ---------    ---------
   Total distributions                          --           (1.51)          (1.68)          (0.36)       (0.80)       (2.11)
----------------------------------    ------------    ------------    ------------    ------------    ---------    ---------
Net asset value, end of period        $      33.85    $      29.15    $      26.81    $      21.14    $   20.82    $   18.24
==================================    ============    ============    ============    ============    =========    =========
Total return(c)                             16.12%          14.52%          34.85%           3.28%       18.71%       16.39%
==================================    ============    ============    ============    ============    =========    =========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                             $  6,106,845      $5,100,061    $  3,408,952    $  1,358,725     $765,305     $239,663
==================================    ============    ============    ============    ============    =========    =========
Ratio of expenses to average net
 assets(d)                                   1.05%(e)(f)        1.11%        1.12%           0.98%        1.09%        1.16%
==================================    ============    ============    ============    ============    =========    =========
Ratio of net investment income to
 average net assets(g)                       0.77%(e)        1.65%           0.74%           0.92%        0.30%        0.75%
==================================    ============    ============    ============    ============    =========    =========
Portfolio turnover rate                        61%            126%            151%            127%         177%         170%
==================================    ============    ============    ============    ============    =========    =========
Average broker commission rate
 paid(h)                              $     0.0469    $     0.0436             N/A             N/A          N/A          N/A
==================================    ============    ============    ============    ============    =========    =========

                                                    DECEMBER 31,
                                    ---------------------------------------------
                                      1991         1990        1989        1988
                                    ---------    --------    --------    --------
CLASS A:
Net asset value, beginning of
 period                             $   13.75    $  14.53    $  12.79    $  11.47
----------------------------------  ---------    --------    --------    --------
Income from investment operations:
 Net investment income                   0.13        0.26        0.40        0.26
----------------------------------  ---------    --------    --------    --------
 Net gains on securities (both
   realized and unrealized)              5.73        0.01        3.58        2.07
----------------------------------  ---------    --------    --------    --------
   Total from investment
     operations                          5.86        0.27        3.98        2.33
----------------------------------  ---------    --------    --------    --------
Less distributions:
 Dividends from net investment
   income                               (0.14)      (0.26)      (0.43)      (0.26)
----------------------------------  ---------    --------    --------    --------
 Distributions from net realized
   capital gains                        (1.92)      (0.79)      (1.81)      (0.75)
----------------------------------  ---------    --------    --------    --------
   Total distributions                  (2.06)      (1.05)      (2.24)      (1.01)
----------------------------------  ---------    --------    --------    --------
Net asset value, end of period      $   17.55    $  13.75    $  14.53    $  12.79
==================================  =========    ========    ========    ========
Total return(c)                        43.45%       1.88%      31.54%      20.61%
==================================  =========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $152,149     $86,565     $76,444     $60,076
==================================  =========    ========    ========    ========
Ratio of expenses to average net
 assets(d)                              1.22%       1.21%       1.00%       1.00%
==================================  =========    ========    ========    ========
Ratio of net investment income to
 average net assets(g)                  0.89%       1.87%       2.65%       1.98%
==================================  =========    ========    ========    ========
Portfolio turnover rate                  135%        131%        152%        124%
==================================  =========    ========    ========    ========
Average broker commission rate
 paid(h)                                  N/A         N/A         N/A         N/A
==================================  =========    ========    ========    ========

(a) The Fund changed investment advisors on June 30, 1992.

(b) Calculated using average shares outstanding.

(c) Total returns do not deduct sales charges and are not annualized for periods less than one year.

(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.07% (annualized), and 1.13%, 1.13%, 1.23%, 1.09% and 1.08% for 1997-1995
    and 1990-88, respectively.

(e) Ratios are annualized and based on average net assets of $5,475,666,552.

(f) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.

(g) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.75% (annualized) 1.63%, 0.73%, 1.85%, 2.56% and 1.90%
    for 1997-1995 and 1990-88, respectively.

(h) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

                                                                                               DECEMBER 31,
                                                       JUNE 30,        ------------------------------------------------------
                                                         1997              1996             1995           1994        1993
                                                      ----------       ------------     ------------     ---------   --------
CLASS B:
Net asset value, beginning of period                  $    28.92       $      26.65     $      21.13     $   20.82   $  21.80
----------------------------------------------------- ----------       ------------     ------------     ---------   --------
Income from investment operations:
 Net investment income (loss)                                 --               0.20(a)         (0.01)           --       0.02
----------------------------------------------------- ----------       ------------     ------------     ---------   --------
 Net gains (losses) on securities (both realized and
   unrealized)                                              4.53               3.38             7.12          0.51      (0.21)
----------------------------------------------------- ----------       ------------     ------------     ---------   --------
     Total from investment operations                       4.53               3.58             7.11          0.51      (0.19)
----------------------------------------------------- ----------       ------------     ------------     ---------   --------
Less distributions:
 Dividends from net investment income                         --              (0.21)              --            --      (0.02)
----------------------------------------------------- ----------       ------------     ------------     ---------   --------
 Distributions from net realized capital gains                --              (1.10)           (1.59)        (0.20)     (0.77)
----------------------------------------------------- ----------       ------------     ------------     ---------   --------
     Total distributions                                      --              (1.31)           (1.59)        (0.20)     (0.79)
----------------------------------------------------- ----------       ------------     ------------     ---------   --------
Net asset value, end of period                        $    33.45       $      28.92     $      26.65     $   21.13   $  20.82
===================================================== ==========       ============     ============     =========   ========
Total return(b)                                            15.66%             13.57%           33.73%         2.46%     (0.74)%
===================================================== ==========       ============     ============     =========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $6,028,216       $  4,875,933     $  2,860,531     $ 680,119   $ 63,215
===================================================== ==========       ============     ============     =========   ========
Ratio of expenses to average net assets(c)                  1.86%(d)(e)        1.94%            1.94%         1.90%      1.85%(f)
===================================================== ==========       ============     ============     =========   ========
Ratio of net investment income (loss) to average net
 assets(c)                                                 (0.04)%(d)          0.82%           (0.08)%        0.00%     (0.46)%(f)
===================================================== ==========       ============     ============     =========   ========
Portfolio turnover rate                                       61%               126%             151%          127%       177%
===================================================== ==========       ============     ============     =========   ========
Average broker commission rate paid(g)                $   0.0469       $     0.0436              N/A           N/A        N/A
===================================================== ==========       ============     ============     =========   ========

(a) Calculated using average shares outstanding.

(b) Total returns do not deduct contingent deferred sales charges and for periods less than one year are not annualized.

(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.88% (annualized), 1.96% and 1.96% for 1997-1995, respectively. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.06)% (annualized), 0.81% and (0.09)% for 1997-1995, respectively.

(d) Ratios are annualized and based on average net assets of $5,301,641,349.

(e) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.

(f) Annualized.

(g) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

SUPPLEMENTAL PROXY INFORMATION -- SHAREHOLDER MEETING
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the Trust was held on February 7, 1997. The meeting was held for the following purposes:

(1) To elect trustees as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson, and Louis S. Sklar.

(2) To approve a new Investment Advisory Agreement between the Trust and AIM.

(3) To approve the elimination of the fundamental investment policy prohibiting or restricting investments in other investment companies and/or the amendment of certain related fundamental investment policies.

(4) To approve the elimination of the fundamental investment policy prohibiting or restricting investments in puts, calls, straddles, and spreads (AIM Global Utilities Fund, AIM Growth Fund, and AIM Value Fund only).

(5) Ratification of KPMG Peat Marwick LLP as independent accountants for the Trust's fiscal year ending December 31, 1997.

The following votes were cast with respect to each item:

                                                                                          Votes
     Trustee/Matter                                                 Votes For            Against           Abstentions
     --------------                                                 ---------         -------------        -----------
(1)  Charles T. Bauer............................................  773,545,353                  0          34,024,196
     Bruce L. Crockett...........................................  774,171,487                  0          33,398,063
     Owen Daly II................................................  773,623,278                  0          33,946,270
     Carl Frischling.............................................  773,902,641                  0          33,666,910
     Robert H. Graham............................................  774,181,971                  0          33,387,581
     John F. Kroeger.............................................  773,713,539                  0          33,856,014
     Lewis F. Pennock............................................  773,903,304                  0          33,666,247
     Ian W. Robinson.............................................  773,753,378                  0          33,816,174
     Louis S. Sklar..............................................  773,993,581                  0          33,575,971
(2)  Approval of new Investment Advisory Agreement...............  161,480,217          2,829,647           8,537,933
(3)  Elimination of policy restricting investments in other
     investment companies (for AIM Value Fund)...................  125,014,291          6,858,302           9,222,000
(4)  Elimination of policy prohibiting or restricting investments in puts, calls, straddles and spreads (for AIM Value
     Fund).......................................................  121,696,795          9,586,381           9,811,416
(5)  KPMG Peat Marwick LLP.......................................  763,580,956          7,014,082          36,974,512

                                                             Trustees & Officers


BOARD OF TRUSTEES                                   OFFICERS                                     OFFICE OF THE FUND

Charles T. Bauer                                    Charles T. Bauer                             11 Greenway Plaza
Chairman                                            Chairman                                     Suite 100
A I M Management Group Inc.                                                                      Houston, TX 77046
                                                    Robert H. Graham
Bruce L. Crockett                                   President                                    INVESTMENT ADVISOR
Formerly Director, President, and
Chief Executive Officer                             John J. Arthur                               A I M Advisors, Inc.
COMSAT Corporation                                  Senior Vice President and Treasurer          11 Greenway Plaza
                                                                                                 Suite 100
Owen Daly II                                        Carol F. Relihan                             Houston, TX 77046
Director                                            Senior Vice President and Secretary
Cortland Trust Inc.                                                                              TRANSFER AGENT
                                                    Gary T. Crum
Jack Fields                                         Senior Vice President                        A I M Fund Services, Inc.
Formerly Member of the                                                                           P.O. Box 4739
U.S. House of Representatives                       Scott G. Lucas                               Houston, TX 77210-4739
                                                    Senior Vice President
Carl Frischling                                                                                  CUSTODIAN
Partner                                             Dana R. Sutton
Kramer, Levin, Naftalis & Frankel                   Vice President and Assistant Treasurer       State Street Bank & Trust Company
                                                                                                 225 Franklin Street
Robert H. Graham                                    Robert G. Alley                              Boston, MA 02110
President and Chief Executive Officer               Vice President
A I M Management Group Inc.                                                                      COUNSEL TO THE FUND
                                                    Stuart W. Coco
John F. Kroeger                                     Vice President                               Ballard Spahr
Formerly Consultant                                                                              Andrews & Ingersoll
Wendell & Stockel Associates, Inc.                  Melville B. Cox                              1735 Market Street
                                                    Vice President                               Philadelphia, PA 19103
Lewis F. Pennock
Attorney                                            Karen Dunn Kelley                            COUNSEL TO THE TRUSTEES
                                                    Vice President
Ian W. Robinson                                                                                  Kramer, Levin, Naftalis & Frankel
Consultant; Formerly Executive Vice President and   Jonathan C. Schoolar                         919 Third Avenue
Chief Financial Officer                             Vice President                               New York, NY 10022
Bell Atlantic Management
Services, Inc.                                      P. Michelle Grace                            DISTRIBUTOR
                                                    Assistant Secretary
Louis S. Sklar                                                                                   A I M Distributors, Inc.
Executive Vice President                            David L. Kite                                11 Greenway Plaza
Hines Interests                                     Assistant Secretary                          Suite 100
Limited Partnership                                                                              Houston, TX 77046
                                                    Nancy L. Martin
                                                    Assistant Secretary

                                                    Ofelia M. Mayo
                                                    Assistant Secretary

                                                    Kathleen J. Pflueger
                                                    Assistant Secretary

                                                    Samuel D. Sirko
                                                    Assistant Secretary

                                                    Stephen I. Winer
                                                    Assistant Secretary

                                                    Mary J. Benson
                                                    Assistant Treasurer


                                                           The AIM Family of Funds--Registered Trademark--

                                                           AGGRESSIVE GROWTH
                                                           AIM Aggressive Growth Fund*
                                                           AIM Capital Development Fund
                                                           AIM Constellation Fund
                                                           AIM Global Aggressive Growth Fund

               [PHOTO OF                                   GROWTH OF CAPITAL
           11 GREENWAY PLAZA                               AIM Advisor International Value Fund
             APPEARS HERE]                                 AIM Blue Chip Fund
                                                           AIM Global Growth Fund
                                                           AIM Growth Fund
                                                           AIM International Equity Fund
                                                           AIM Value Fund
                                                           AIM Weingarten Fund

                                                           GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                           AIM Advisor Flex Fund
                                                           AIM Advisor Large Cap Value Fund
                                                           AIM Advisor MultiFlex Fund
                                                           AIM Advisor Real Estate Fund
                                                           AIM Balanced Fund
                                                           AIM Charter Fund
                                                           AIM Global Utilities Fund

                                                           HIGH CURRENT INCOME OR CURRENT INCOME
                                                           AIM High Yield Fund
                                                           AIM Global Income Fund
                                                           AIM Income Fund

                                                           CURRENT TAX-FREE INCOME
                                                           AIM Municipal Bond Fund
                                                           AIM Tax-Exempt Bond Fund of Connecticut
                                                           AIM Tax-Free Intermediate Shares

                                                           CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                           AIM Intermediate Government Fund
                                                           AIM Limited Maturity Treasury Shares
                                                           AIM Money Market Fund
                                                           AIM Tax-Exempt Cash Fund


A I M Management Group Inc. has provided leadership in
the mutual fund industry since 1976 and managed            *AIM Aggressive Growth Fund was closed to new investors
approximately $72 billion in assets for more than 3.5      on June 5, 1997.  For more complete information about
million shareholders, including individual investors,      any AIM Fund(s), including sales charges and expenses,
corporate clients, and financial institutions as of        ask your financial consultant or securities dealer
June 30, 1997. The AIM Family of Funds--Registered         for a free prospectus(es). Please read the prospectus(es)
Trademark--is distributed nationwide, and AIM today        carefully before you invest or send money.
ranks among the nation' top 15 mutual fund companies
in asset under management, according to Lipper
Analytical Services, Inc.

                                                           Invest with DISCIPLINE-SM-

[AIM LOGO APPEARS HERE]                                                                          BULK RATE
                                                                                                U.S. POSTAGE
A I M Distributors, Inc.                                                                           PAID
Greenway Plaza, Suite 100                                                                       HOUSTON, TX
Houston, TX 77046                                                                             Permit No. 1919

